                                                    File pursuant to Rule 497(e)
                                                               File No. 33-53295

                                                                January 31, 2005
                                                                      Supplement

[MORGAN STANLEY GRAPHIC OMITTED]

             SUPPLEMENT DATED JANUARY 31, 2005 TO THE PROSPECTUS OF
                   MORGAN STANLEY INTERNATIONAL SMALLCAP FUND
                               Dated July 30, 2004

The Fund has suspended offering its shares to new investors, except as follows.
The Fund will continue to offer its shares (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Fund in their discretionary asset allocation programs, (3)
through certain endowments and foundations, (4) to clients of family office practices where shares of the Fund are held by family members of such clients,
(5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan
Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates.  The Fund will continue to offer its shares to existing shareholders and may recommence offering its shares to other new investors in the future.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                     38543SPT-01